Exhibit 99.1

 CBD Energy Launches Renewable Energy Business in the U.S.

Company Introduces Solar, Energy Efficiency and Storage Technologies,
as well as EPC Project Development and Energy Services

Debuting with Westinghouse Solar at Solar Power International

Campbell, CA and Sydney, Australia – September 6, 2012 – CBD Energy Ltd. (ASX:CBD), a global and diversified renewable energy company, today announced its plans to launch its portfolio of renewable energy businesses in the U.S. market. The company, which recently announced a proposed merger with Westinghouse Solar, Inc. (WEST), will debut its technologies and services during the upcoming Solar Power International conference in Orlando, Florida at booth 3501.

“CBD Energy’s pending merger with Westinghouse Solar offers an ideal platform for the expansion of our renewable energy business into the world’s largest market,” said Gerry McGowan, Managing Director and CEO of CBD Energy Ltd.  “In addition to building upon Westinghouse Solar’s business in the U.S., CBD Energy plans for U.S. operations built around its core strengths in design, engineering, procurement and construction (EPC) of commercial solar projects; energy efficiency and storage technologies; and energy services.”

“CBD Energy’s merger with Westinghouse Solar and the launch of our renewable energy divisions in the U.S. aligns with our strategy to create a more highly diversified business and to accelerate our access to growth opportunities in renewable energy,” continued McGowan.

A key focus of the company will be in assisting customers with EPC and financing of solar projects in the U.S., an area in which CBD Energy has significant expertise and sees abundant opportunity in the U.S. market.  With energy deregulation, CBD Energy also sees the U.S. market as primed for growth in the area of energy services, where it plans to offer utilities and service providers a solar option to add to their service portfolios.  CBD Energy also has a range of energy efficiency, capacitor, storage and remote area storage technologies that address various energy management challenges – an area often noted as “the missing link” in renewable technology.

“CBD Energy sees tremendous opportunity in the solar market in the U.S., particularly with their EPC expertise combined with Westinghouse Solar’s success in driving down installed system cost by innovating the design and ease of installation of solar panels,” said Margaret Randazzo, Chief Executive Officer of Westinghouse Solar, Inc.  “Expanding the CBD Energy portfolio into the U.S. diversifies our combined business, providing incremental earnings and enabling our continued innovation and expansion.”

Since announcing the merger, CBD Energy and Westinghouse Solar have already demonstrated significant synergies and collaboration, including partnering on an EPC contract to build a 1.4 MW solar project in New Jersey; a joint venture to build 30 MW of EPC commercial projects in Italy; and a joint agreement to begin distributing 5 MW of Westinghouse Solar Instant Connect™ Solar Power Systems to Harvey Norman’s Commercial Division, Australia’s largest electrical and home improvement retailer.

The companies will be jointly attending and presenting at Solar Power International (Booth # 3501) from September 10 – 13 in Orlando, Florida.  Representatives will be on hand to discuss residential, commercial, and utility scale technologies and projects. Interested parties are encouraged to visit the CBD Energy and Westinghouse Solar booth or contact company representatives to set up a meeting.

About Westinghouse Solar: (WEST)
Founded in 2001, Westinghouse Solar is a designer and manufacturer of solar power systems. In 2007, Westinghouse Solar pioneered the concept of integrating the racking, wiring and grounding directly into the solar panel. This revolutionary solar panel, originally branded "Andalay", quickly won industry acclaim. In 2009, the company again broke new ground with the first integrated AC solar panel, reducing the number of components for a rooftop solar installation by approximately 80 percent and lowering labor costs by approximately 50 percent. This AC panel which won the 2009 Popular Mechanics Breakthrough Award, has become the industry's most widely installed AC solar panel. A new generation of products named “Instant Connect” has just been introduced and is expected to achieve even greater market acceptance.  Award-winning Westinghouse Solar Power Systems provide the best combination of safety, performance and reliability, while backed by the proven quality of the Westinghouse name. For more information on Westinghouse Solar, visit www.westinghousesolar.com.

About CBD Energy (ASX:CBD)
CBD is Australia's emerging leader in renewable energy, enabling the efficient use of renewable energy for utilities, businesses and households through operations in wind, solar, energy storage and engineering. It has become one of the largest non-utility suppliers and installers of solar energy generation equipment for both large- and domestic-scale operation in Australia. Utilizing its globally competitive supply chain, CBD is also currently developing and profitably installing solar projects in Europe and Southeast Asia, both directly and through joint ventures.  For more information on CBD, visit www.cbdenergy.com.au.

Forward-Looking and Cautionary Statements — Safe Harbor
This press release contains forward-looking statements, including with respect to future expansion, and diversification from the implementation and effects of the proposed business combination between Westinghouse Solar and CBD. Those statements and statements made in this release that are not historical in nature, including those related to future earnings, business diversification, achievement of cashflow and profitability, in future periods, constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as "expects," "projects," "plans," "will," "may," "anticipates," believes," "should," "intends," "estimates," and other words of similar meaning. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. These statements are subject to risks and uncertainties that cannot be predicted or quantified, and CBD and Westinghouse Solar caution that actual results may differ materially from those expressed or implied by such forward-looking statements. These statements are subject to the following risks and uncertainties: difficulties, delays, unexpected costs or the inability to consummate the proposed merger between CBD and Westinghouse Solar and other transactions referred to in this communication and those described in the documents that Westinghouse Solar files with the U.S. Securities and Exchange Commission, as well as risks associated with the inherent uncertainty of future financial results, additional capital financing requirements, and development and introduction of new products by CBD, Westinghouse Solar or their respective competitors, uncertainties in the timing of availability and manufacturing volumes of products from suppliers, the effectiveness, profitability, and marketability of new products, the ability to protect and defend proprietary rights and information, the impact of current, pending, or future legislation, regulation and incentive programs on the solar power industry, the impact of competitive products or pricing, technological changes, and the effect of general economic and business conditions. All forward-looking statements included in this communication are made as of the date of this communication, and neither CBD nor Westinghouse Solar assumes any obligation to update any such forward-looking statements, whether as a result of new information, future events or otherwise.

Statement Regarding Additional Information That Will Become Available
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The publication or distribution of this communication may, in some countries, be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions. To the fullest extent permitted by applicable law, CBD, Westinghouse Solar and their respective affiliates disclaim any responsibility or liability for the violation of such restrictions by any person.

This communication is being made in respect of a proposed merger involving CBD and Westinghouse Solar. In connection with the proposed merger, CBD and Westinghouse Solar will file with the U.S. Securities and Exchange Commission (the "SEC") a Registration Statement on Form F-4 containing a proxy statement/prospectus, and each of CBD and Westinghouse Solar may file with the SEC other documents regarding the proposed merger. CBD will provide disclosure and arrange for solicitation of the votes of its shareholders in accordance with Australian regulations. Such documents are not currently available. BEFORE MAKING AN INVESTMENT OR VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER FILED DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain a copy of the Registration Statement on Form F-4 containing a proxy statement/prospectus (when available) and all other documents filed with the SEC by CBD and Westinghouse Solar free of charge at the SEC's website at www.sec.gov. Investors and security holders may also obtain copies of these documents, free of charge, from Westinghouse Solar by directing a request to Westinghouse Solar, Attention: Margaret Randazzo, (408) 402-9400, or by going to Westinghouse Solar's website at www.westinghousesolar.com. Additionally, investors may obtain copies of these documents, free of charge, from CBD by going to CBD's website at www.cbdenergy.com.au/.

Participants in the Merger Solicitation
Westinghouse Solar and CBD, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed merger and related matters. Information regarding Westinghouse Solar's directors and executive officers is contained in Westinghouse Solar's annual report on Form 10-K, filed with the SEC on March 16, 2012, and amendment on Form 10-K/A, filed with the SEC on March 26, 2012. Information regarding CBD's directors and executive officers is contained in CBD's statement on Schedule 13D, filed with the SEC on January 9, 2012 (as amended to date). Additional information regarding the interests of such potential participants will be included in the Registration Statement on Form F-4 containing a proxy statement/prospectus and the other relevant documents filed with the SEC (when available).  Investors can also obtain free copies of these documents from CBD and Westinghouse Solar using the contact information above.

FOR WESTINGHOUSE SOLAR:
Investor Relations Contact	Media Relations Contact:
Matt Selinger	Gary Mull
Genesis Select	Westinghouse Solar
(303) 415-0200	(408) 402-947
mselinger@genesisselect.com	pr@westinghousesolar.com

FOR CBD ENERGY:
United States Company Contact:	Australia Media and Investor Relations Contact
James Greer	Ian Westbrook
CBD Energy – US Office	Westbrook Financial Communications
(917) 714-4791	(61) 407 958 137
james.greer@cbdenergy.com.au	Ian@westbrookfin.com.au